                                                                   EXHIBIT 10.16

             USI MARKETING SUPPORT AGREEMENT FOR VOLUNTARY BENEFITS
                                 ("AGREEMENT")

     This Agreement is entered into as of May 16, 2000, by and between UnumProvident Corporation, a Delaware corporation located at One Fountain Square, Chattanooga, Tennessee 37402 ("Unum") and USI Insurance Services Corp., a Delaware corporation located at 50 California Street, 24th Floor, San Francisco, California ("USI").

                               W I T N E S S E T H
                               -------------------

     WHEREAS, USI wants Unum to pay USI Marketing Service Fees ("MSF") in the sum of Three Hundred Thirty-Three Thousand Dollars and No Cents ($333,000.00) ("Principal Sum") to be used for the following purpose: Marketing, through its network of retail insurance brokerage and administrative service companies, Unum or its subsidiaries' Voluntary Benefits ("VB") products.

     WHEREAS, Unum is willing to pay USI the Principal Sum for such purpose with the understanding that the Principal Sum, or a portion thereof, remains subject to reimbursement pursuant to the terms and conditions contained herein.

     NOW THEREFORE, it is understood and agreed as follows:

     l. Marketing Fee Service Advances. Subject to the terms and conditions
        ------------------------------
contained herein, Unum shall pay USI the Principal Sum as follows: Sixty-One Thousand Dollars and No Cents ($61,000.00) on upon execution of this Agreement, Sixty-One Thousand Dollars and No Cents ($61,000.00) on Monday, July 3, 2000, Sixty-One Thousand Dollars and No Cents ($61,000.00) on Monday, October 2, 2000, and when combined with the payment represented by the forgiveness of the Custom Benefit Programs, Inc. (a Wholly-Owned Subsidiary of USI) Note ( "CBP Note") executed on October 4, 1999 in the amount of One Hundred Fifty Thousand

Dollars and No Cents ($150,000.00) shall equal the Principal Sum. Unum agrees that the CBP Note is forgiven upon the execution of this Agreement.

     2. Potential Fee Reimbursement. On May 1, 2003 (the "Determination Date")
        ---------------------------
Unum shall determine how much of the Principal Sum advanced shall have been earned by USI pursuant to the following criteria:

          a. In the event that the New Premium from VB products sold by or enrolled by USI or business sold with the assistance of USI and designated by Unum as a New Premium Case total at least Twenty Million Dollars and No Cents ($20,000,000.00) and there is a 75% or greater persistency level from January l, 2000 to January 1, 2003, then the Principal Sum is not subject to reimbursement

          b. In the event that the New Premium from VB products sold by or enrolled by USI or business sold with the assistance of USI and designated by Unum as a New Premium Case total at least Twenty Million Dollars and No Cents ($20,000,000.00) and there is a less than 75% Persistency level from January 1, 2000 to January l, 2003, then Two Hundred Ninety-One Thousand Three Hundred Seventy-Five Dollars and No Cents ($291,375.00) of the Principal Sum is not subject to reimbursement leaving Forty-One Thousand Six Hundred Twenty-Five Dollars and No Cents ($41,625.00) in Principal Sum due and payable to Unum, which shall accrue interest from May 1, 2003.

          c. In the event that the New Premium from VB products sold by or enrolled by USI or business sold with the assistance of USI and designated by Unum as a New Premium Case total at least Eighteen Million Dollars and No Cents ($18,000,000.00) or greater but less than Twenty Million Dollars and No Cents ($20,000,000.00) and there is a 75% or greater Persistency level from January 1, 2000 to January 1, 2003, then Two

     Hundred Ninety-One Thousand Three Hundred Seventy-Five Dollars and No Cents ($291,375.00) of the Principal Sum is not subject to reimbursement leaving Forty-One Thousand Six Hundred Twenty-Five Dollars and No Cents ($41,625.00) in Principal Sum due and payable to Unum, which shall accrue interest from May 1, 2003.

          d. In the event that the New Premium from VB products sold by or enrolled by USI or business sold with the assistance of USI and designated by Unum as a New Premium Case total at least Eighteen Million Dollars and No Cents ($18,000,000.00) or greater but less than Twenty Million Dollars and No Cents ($20,000,000.00) and there is a less than 75% Persistency level from January 1, 2000 to January 1, 2003, then Two Hundred Forty-Nine Thousand Seven Hundred Fifty Dollars and No Cents ($249,750.00) of the Principal Sum is not subject to reimbursement leaving Eighty-Three Thousand Two Hundred Fifty Dollars and No Cents ($83,250.00) in Principal Sum due and payable to Unum, which shall accrue interest from May 1, 2003.

          e. In the event that the New Premium from VB products sold by or enrolled by USI or business sold with the assistance of USI and designated by Unum as a New Premium Case total at least Sixteen Million Dollars and No Cents ($16,000,000.00) or greater but less than Eighteen Million Dollars and No Cents ($18,000,000.00) and there is a 75% or greater Persistency level from January 1, 2000 to January 1, 2003, then Two Hundred Forty-Nine Thousand Seven Hundred Fifty Dollars and No Cents ($249,750.00) of the Principal Sum is not subject to reimbursement leaving Eighty-Three Thousand Two Hundred Fifty Dollars and No Cents ($83,250.00) in Principal Sum due and payable to Unum, which shall accrue interest from May 1, 2003.

          f. In the event that the New Premium from VB products sold by or enrolled by USI or business sold with the assistance of USI and designated by Unum as a New Premium Case total at least Sixteen Million Dollars and No Cents ($16,000,000.00) or greater but less than Eighteen Million Dollars and No Cents ($18,000,000.00) and there is a less than 75% Persistency level from January 1, 2000 to January 1, 2003, then One Hundred Sixty-Six Thousand Five Hundred Dollars and No Cents ($166,500.00) of the Principal Sum is not subject to reimbursement leaving One Hundred Sixty-Six Thousand Five Hundred Dollars and No Cents ($166,500.00) in Principal Sum due and payable to Unum, which shall accrue interest from May 1, 2003.

          g. In the event that the New Premium from VB products sold by or enrolled by USI or business sold with the assistance of USI and designated by Unum as a New Premium Case total Fifteen Million Nine Hundred Ninety-Nine Thousand Nine Hundred Ninety-Nine Dollars and Ninety-Nine Cents ($15,999,999.99) or less and there is a 75% or greater Persistency level from January 1, 2000 to January l, 2003, then Eighty-Three Thousand Two Hundred Fifty Dollars and No Cents ($83,250.00) of the Principal Sum is not subject to reimbursement leaving Two Hundred Forty-Nine Thousand Seven Hundred Fifty Dollars and No Cents ($249,750.00) in Principal Sum due and payable to Unum, which shall accrue interest from May 1, 2003.

          h. In the event that the New Premium from VB products sold by or enrolled by USI or business sold with the assistance of USI and designated by Unum as a New Premium Case total at least Fifteen Million Nine Hundred Ninety-Nine Thousand Nine Hundred Ninety-Nine Dollars and Ninety-Nine Cents ($15,999,999.99) and there is a less than 75% Persistency level from January 1, 2000 to January 1, 2003, then all NO principal shall be reimbursable leaving Three Hundred Thirty-Three Thousand Dollars and No Cents ($333,000.00) in principal due and payable to Unum, which shall accrue interest from May 1, 2003.

          i. New Premium shall mean annualized premiums based on VB applications received in the Home Office for Unum sold by or enrolled by USI or business sold with the assistance of USI and designated by Unum as a New Premium Case in the separate time frames listed above and shall only include premium for policies on which at least one modal premium is collected and shall only be for the following products: PS1000, PS2000, PS Enhancer and Cancer Assistance or any new products introduced by the Voluntary Benefits area.

          j. Persistency is defined as a fraction, the denominator of which is "Beginning Inforce", as defined herein, and the numerator of which is "Year End Inforce", as defined herein. The resulting fraction shall be expressed as a percentage, rounded to the nearest hundredth of a percent.

          k. Beginning In-Force shall mean the total individual VB policies issued and paid for during the first two years of the agreement, and on which a USI representative is the designated "Broker-of-Record", as defined herein.

          l. Year End In-Force shall mean total individual VB policies issued and paid for during the first two years of the agreement and remaining inforce 12 months after their issue date.

          m. Broker-of-Record shall mean the broker designated by the policyholder or contract holder and recognized by Unum as entitled to receive commissions or service fees on a policy or contract to which this program applies.

     3. Reimbursable Principal Sum.
        --------------------------

          a. In the event that on or before May l, 2003 USI has not produced sufficient New Premium amounts, the difference between the amounts earned hereunder and the Principal Sum shall become due and payable on May 1, 2005 with interest thereon commencing on May 1, 2003, payable in monthly installments of principal and interest to be set on May l, 2003 at a rate per annum of 2% over the rate of interest publicly announced by SunTrust Bank, Chattanooga, N.A. or its successor, from time to time in Chattanooga, Tennessee as its "Base" or "Prime" rate, with payments due on the first business day of each month thereafter in an amount calculated to fully amortize the outstanding principal balance over a twenty-four (24) month period.

          b. In the event any monthly payment due and payable herein shall become overdue for a period in excess of ten (10) days, a charge of 4% of such overdue payment may be charged by Unum for the purpose of defraying the expense incident to handling such overdue payment. This provision shall not be deemed to excuse a late payment or be deemed a waiver of any other rights Unum may have including the right to declare the entire unpaid principal and interest due and payable.

     4. Additional Marketing Service Fee Payable.
        ----------------------------------------

          a. In the event that New Premium production equals or exceeds Twenty Million Dollars and No Cents ($20,000,000.00) and New Premium from the sale of Group products generated under the USI Marketing Support Agreement for Group Products between Unum and USI dated May 16, 2000 ("USI Group Agreement") (a copy of which is attached hereto as Exhibit "A") equals or exceeds Forty Million Dollars and

     No Cents ($40,000,000.00) on January 1, 2003, Unum will give USI an additional MSF of Twelve Thousand Five Hundred Dollars and No Cents ($12,500.00).

          b. In the event that New Premium production hereunder and under the USI Group Agreement equals Sixty-Five Million Dollars and No Cents ($65,000,000.00), but is less than Seventy Million Dollars and No Cents ($70,000,000.00), Unum will give USI an additional MSF of Twenty-Five Thousand Dollars and No Cents ($25,000.00) on January 1, 2003 if the New Premium production amounts hereunder equal at least Twenty Million Dollars and No Cents ($20,000,000.00) and the New Premium generated under the USI Group Agreement equal at least Forty Million Dollars and No Cents ($40,000,000.00).

          c. In the event that New Premium production hereunder and under the USI Group Agreement equals Seventy Million Dollars and No Cents ($70,000,000.00), but is less than Seventy-Five Million Dollars and No Cents ($75,000,000.00), Unum will give USI an additional MSF of Thirty-Seven Thousand Five Hundred Dollars and No Cents ($37,500.00) on January 1, 2003 if the New Premium production amounts hereunder equal at least Twenty Million Dollars and No Cents ($20,000,000.00) and the New Premium amounts under the USI Group Agreement equal at least Forty Million Dollars and No Cents ($40,000,000.00).

          d. In the event that New Premium production hereunder and under the USI Group Agreement equals Seventy-Five Million Dollars and No Cents ($75,000,000.00) or greater, Unum will give USI an additional MSF of Fifty Thousand Dollars and No Cents ($50,000.00) on January 1, 2003 if the New Premium production amounts hereunder equal at least Twenty Million Dollars and No Cents ($20,000,000.00) and the New

     Premium amounts under the USI Group Agreement equal at least Forty Million Dollars and No Cents ($40,000,000.00).

          It is understood between Unum and USI that the payments described above shall be a one time additional MSF payment based on the final results as of January 1, 2003 and there shall be no aggregation from the first level of payment to the last level.

     5. Conditions Precedent. Prior to closing, Unum shall have received from
        --------------------
USI's Senior Vice President and General Counsel, in form and content acceptable to Unum, the following:

          a. an internal memorandum confirming USI's good standing; and

          b. an internal memorandum confirming that the Agreement is valid and enforceable against USI according to its terms.

     6. Methods of Payment. Payments of principal and interest shall be payable
        ------------------
in lawful money of the United State of America and shall be delivered to UnumProvident Corporation, One Fountain Square, Chattanooga, Tennessee 37402,
Attention: Roger D. Wall, Vice President, National Marketing Organization, or such other location as Unum may designate from time to time.

     7. Prepayment. USI shall have the right to prepay the reimbursable amount
        ----------
in whole or in part, without penalty, plus accrued interest, at any time before May 1, 2005. All such prepayments will be applied upon installments of most remote maturity.

     8.Representations. USI hereby warrants and represents to Unum that:
       ---------------

          a. All necessary administrative and governmental approvals, if any, have been obtained regarding the transaction for which USI will use the proceeds of the payment hereunder.

          b. The execution, delivery and performance by USI of this Agreement, has been duly authorized by the necessary and appropriate parties and are within the corporate power of USI, and this Agreement is enforceable in accordance with its terms and will not result in a breach of any term or condition of USI's charter or by-laws or any indenture, mortgage, deed of trust, loan agreement or any other agreement to which USI is a party.

          c. USI's network of retail insurance brokerage companies are fully-licensed agencies under the laws of the state in which they are located and are corporations duly organized and validly existing under those laws.

          d. There are no proceedings, litigations, or investigations pending, or to the knowledge of USI threatened, against or affecting USI in or before any court, governmental authority, agency, arbitration board or tribunal that individually or in the aggregate involve the reasonable possibility of materially and adversely affecting the condition (financial or otherwise) of USI or the ability of USI to perform this Agreement.

          e. There has been no change in the business prospects, profits, property or condition (financial or otherwise) of USI in the last six months, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse.

          f. Financial statements were supplied to Unum by USI. USI understands that Unum has relied on such financial statements in making the advance hereunder, and such financial statements contain no material errors or omissions and correctly state the financial position of USI.

     9. Covenants. USI covenants that so long as the Principal Sum and any
        ---------
interest thereon is subject to reimbursement :

          a. USI shall furnish such financial information as, from time to time, Unum may request, including, but not limited to, certified financial statements on an annual basis.

          b. USI shall continue to be contracted with Unum to write the types of insurance for which it is presently contracted with Unum, subject to Unum's right to terminate any or all of the agency agreement(s) between USI and Unum or any of its affiliated companies, as provided in those agreements, at any time during the term of this Agreement. In the event of a termination of any agency agreement, USI and Unum agree that such terminated agency's production and persistency level for the prior periods will be credited through the Determination Date for the purpose of determining any reimbursable amount due to Unum under this Agreement.

          c. USI shall comply in all material aspects with the provisions of ERISA.

          d. USI shall not change its legal name or operate or do business under, as, or in any name other than the name represented in this Agreement without prior written notice to Unum.

     10. Events of Default. Upon the occurrence of any of the following events
         -----------------
("Events of Default"), and notwithstanding Unum's previous knowledge thereof, the principal unpaid balance of the Principal Sum, together with the interest thereon, shall become due and payable on demand of Unum without presentation, demand for payment, notice of dishonor, protest or notice of protest of any kind, all of which are hereby expressly waived by USI:

          a. Any default by USI in the payment, when due, of any part of the principal of or interest on the Principal Sum.

          b. Any warranty or representation by USI contained in this Agreement or in any instrument furnished in compliance with this Agreement is false or incorrect in any material respect.

          c. USI fails to perform or observe any covenant contained in this Agreement.

          d. USI fails to comply with any other provision of this Agreement and such failure continues for more than thirty (30) days after USI has knowledge or notice of such failure.

          e. USI shall (i) become insolvent or bankrupt, or cease, be unable, or admit in writing its inability to pay its debts as they mature, or make a general assignment for the benefit of, or enter into any composition or arrangement with, creditors; (ii) apply for, or consent (by admission of material allegations of a petition or otherwise) to the appointment of a custodian, receiver, trustee or liquidator of it or of a substantial part of its assets, or authorize such application or consent; (iii) permit or suffer proceedings seeking such appointment to be commenced against it without such authorization, consent or application; (iv) authorize or file a voluntary petition in bankruptcy or apply for or consent (by admission of material allegations of a petition or otherwise) to the application of any bankruptcy, reorganization, readjustment of debt, insolvency, dissolution, liquidation or other similar law of any jurisdiction, or authorize such application or consent; (v) permit or suffer proceedings to such end to be instituted against it without such authorization, application or consent; or (vi) permit or suffer all or any substantial part of its property to be sequestered or attached by court order.

          f. Any attachment, seizure, garnishment, or levy with respect to any property of USI by any creditor.

          g. USI's failure to remit payables consisting of collected insurance premiums to Unum or any of its affiliates in accordance with each such company's requirements.

          h. Any failure by USI to hold collected insurance premiums in trust for Unum or any of its affiliates in accordance with each such company's requirements.

     11. Remedies. Upon the occurrence of an Event of Default, and
         --------
notwithstanding Unum's previous knowledge thereof, Unum and any of its affiliates may without notice to USI:

          a. Take any action to enforce payment of the Principal Sum or performance of any of the covenants contained in this Agreement.

          b. Withhold and apply to amounts due Unum hereunder:

               (1) Insurance commissions due USI; and

               (2) Sums due USI earned through any excess commission or marketing support programs.

          c. USI will pay to Unum such amount as shall be sufficient to cover the cost and expense of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements, and any out-of-pocket costs and expenses of Unum incurred in connection with analyzing, evaluating, protecting, ascertaining, defending or enforcing any of its rights as set fourth herein.

     12. Waiver. Neither the failure nor any delay on the part of USI or Unum to
         ------
exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.

     13. Benefits. This Agreement shall be binding upon and inure to the benefit
         --------
of USI and Unum, and their respective successors and assigns, and any subsidiaries or affiliates of either, whether now or hereafter formed.

     14. Construction. This Agreement shall be governed by and construed in
         ------------
accordance with the laws of the State of Tennessee. In the event any portion of this Agreement shall be unenforceable under the laws of the State of Tennessee, the remaining portion of this Agreement shall remain in effect.

     15. Notices. Any notices or communications required to be given hereunder
         -------
shall be in writing and sent postage prepaid, certified mail - return receipt requested - to the other part at the address on the first page of this Agreement or as designated by USI or Unum. Such notices shall be deemed delivered when sent. Each such notice shall be marked to the attention of "Vice President, National Marketing Organization" if to Unum and "President" if to USI.

     16. Rating, Underwriting and Marketing Practices. This Agreement and any
         --------------------------------------------
other documents related thereto ("these Agreements") are not contingent upon Unum's rating, underwriting or marketing practices. These Agreements do not expressly or impliedly obligate Unum to accept insurance business from USI that does not comply with Unum's rating, underwriting or marketing practices as they may exist and change from time to time during the term of these Agreements. USI agrees that changes in rating, underwriting or marketing practices may be made within Unum's sole discretion and that such changes shall not impair or in any way affect USI's obligations under these Agreements. USI also agrees that Unum may terminate any or all of the agency agreements between USI and Unum, or any of its affiliated companies, as provided in said agreements, at any time during the term of these Agreements and that such termination will not impair or in any way affect USI's obligations under this Agreement.

     17. Entire Agreement. This Agreement constitutes the entire agreement
         ----------------
between the parties relating to the matters contained herein and supersedes all previous communications, representations or agreements, either oral or written, with respect to the subject matter hereof. Any modification to this Agreement must be in writing and signed by authorized officers of both parties.

     18. Headings. The section headings herein are included for convenience only
         --------
and shall not be deemed to be a part of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of May 16, 2000.

UNUMPROVIDENT CORPORATION                           USI INSURANCE SERVICES CORP.
       ("Unum")                                                 ("USI")


By:  /s/ Roger D. Wall                               By:  /s/ David L. Eslick
    ----------------------------------                  ------------------------
Name: Roger D. Wall                                 Name: Illegible
Title: National Marketing Organization              Title: President and COO

                                    EXHIBIT A

               USI MARKETING SUPPORT AGREEMENT FOR GROUP PRODUCTS
                                  ("AGREEMENT")

     This Agreement is entered into as of May 16, 2000, by and between UnumProvident Corporation, a Delaware corporation located at One Fountain Square, Chattanooga, Tennessee 37402 ("Unum") and USI Insurance Services Corp., a Delaware corporation located at 50 California Street, 24th Floor, San Francisco, California ("USI").

                               W I T N E S S E T H
                               -------------------

     WHEREAS, USI wants Unum to pay USI Marketing Service Fees ("MSF") in the sum of Six Hundred Sixty-Seven Thousand Dollars and No Cents ($667,000.00) ("Principal Sum") to be used for the following purpose: Marketing, through its network of retail insurance brokerage and administrative service companies, Unum or its subsidiaries' Group products.

     WHEREAS, Unum is willing to pay USI the Principal Sum for such purpose with the understanding that the Principal Sum, or a portion thereof, remains subject to reimbursement pursuant to the terms and conditions contained herein.

     NOW THEREFORE, it is understood and agreed as follows:

     1. Marketing Fee Service Payment. Subject to the terms and conditions
        -----------------------------
contained herein, Unum shall pay USI the Principal Sum as follows: Two Hundred Twenty-Three Thousand Dollars and No Cents ($223,000.00) upon execution of this Agreement and thereafter Two Hundred Twenty-Two Thousand Dollars and No Cents ($222,000.00) on Monday, July 3, 2000 and Two Hundred Twenty-Two Thousand Dollars and No Cents ($222.000.00) on Monday, October 2, 2000.

     2. Potential Fee Reimbursement. On May 1, 2003 (the "Determination Date")
        ---------------------------
Unum shall determine how much, if any, of the Principal Sum paid to USI is subject to reimbursement pursuant to the following criteria:

          a. In the event that the New Premium from Group products sold by or enrolled by USI or business sold with the assistance of USI and designated by Unum as a New Premium Case total at least Forty Million Dollars and No Cents ($40,000,000.00) and there is a 90% or greater persistency level from January 1, 2000 to January 1, 2003, then the Principal Sum is not subject to reimbursement.

          b. In the event that the New Premium from Group products sold by or enrolled by USI or business sold with the assistance of USI and designated by Unum as a New Premium Case total at least Forty Million Dollars and No Cents ($40,000,000.00) and there is a less than 90% Persistency level from January 1, 2000 to January l, 2003, then Five Hundred Eighty-Three Thousand Six Hundred Twenty-Five Dollars and No Cents ($583,625.00) of the Principal Sum is not subject to reimbursement leaving Eighty-Three Thousand Three Hundred Seventy-Five Dollars and No Cents ($83,375.00) in Principal Sum due and payable to Unum, which shall accrue interest from May 1, 2003.

          c. In the event that the New Premium from Group products sold by or enrolled by USI or business sold with the assistance of USI and designated by Unum as a New Premium Case total at least Thirty-Six Million Dollars and No Cents ($36,000,000.00) or greater but less than Forty Million Dollars and No Cents ($40,000,000.00) and there is a 90% or greater Persistency level from January 1, 2000 to January 1, 2003, then Five Hundred Eighty-Three Thousand Six Hundred Twenty-Five

     Dollars and No Cents ($583,625.00) of the Principal Sum shall not be subject to reimbursement leaving Eighty-Three Thousand Three Hundred Seventy-Five Dollars and No Cents ($83,375.00) in Principal Sum due and payable to Unum, which shall accrue interest from May 1, 2003.

          d. In the event that the New Premium from Group products sold by or enrolled by USI or business sold with the assistance of USI and designated by Unum as a New Premium Case total at least Thirty-Six Million Dollars and No Cents ($36,000,000.00) or greater but less than Forty Million Dollars and No Cents ($40,000,000.00) and there is a less than 90% Persistency level from January l, 2000 to January 1, 2003, then Five Hundred Thousand Two Hundred Fifty Dollars and No Cents ($500,250.00) of the Principal Sum shall not be subject to reimbursement leaving One Hundred Sixty-Six Thousand Seven Hundred Fifty Dollars and No Cents ($166,750.00) in Principal Sum due and payable to Unum, which shall accrue interest from May 1, 2003.

          e. In the event that the New Premium from Group products sold by or enrolled by USI or business sold with the assistance of USI and designated by Unum as a New Premium Case total at least Thirty-Two Million Dollars and No Cents ($32,000,000.00) or greater but less than Thirty-Six Million Dollars and No Cents ($36,000,000.00) and there is a 90% or greater Persistency level from January l, 2000 to January 1, 2003, then Five Hundred Thousand Two Hundred Fifty Dollars and No Cents ($500,250.00) of the Principal Sum shall not be subject to reimbursement leaving One Hundred Sixty-Six Thousand Seven Hundred Fifty Dollars and No Cents ($166,750.00) in Principal Sum due and payable to Unum, which shall accrue interest from May 1, 2003.

          f. In the event that the New Premium from Group products sold by or enrolled by USI or business sold with the assistance of USI and designated by Unum as a New Premium Case total at least Thirty-Two Million Dollars and No Cents ($32,000,000.00) or greater but less than Thirty-Six Million Dollars and No Cents ($36,000,000.00) and there is less than a 90% Persistency level from January 1, 2000 to January 1, 2003, then Three Hundred Thirty-Three Thousand Five Hundred Dollars and No Cents ($333,500.00) of the Principal Sum shall not be subject to reimbursement leaving Three Hundred Thirty-Three Thousand Five Hundred Dollars and No Cents ($333,500.00) in Principal Sum due and payable to Unum, which shall accrue interest from May l, 2003.

          g. In the event that the New Premium from Group products sold by or enrolled by USI or business sold with the assistance of USI and designated by Unum as a New Premium Case total Thirty-One Million Nine Hundred Ninety-Nine Thousand Nine Hundred Ninety-Nine Dollars and Ninety-Nine Cents ($31,999,999.99) or less and there is a 90% or greater Persistency level from January l, 2000 to January l, 2003, then One Hundred Sixty-Six Thousand Seven Hundred Fifty Dollars and No Cents ($166,750.00) of the Principal Sum shall not be subject to reimbursement leaving Five Hundred Thousand Two Hundred Fifty Dollars and No Cents ($500,250.00) in Principal Sum due and payable to Unum, which shall accrue interest from May 1, 2003.

          h. In the event that the New Premium from Group products sold by or enrolled by USI or business sold with the assistance of USI and designated by Unum as a

     New Premium Case total Thirty-One Million Nine Hundred Ninety-Nine Thousand Nine Hundred Ninety-Nine Dollars and Ninety-Nine Cents ($31,999,999.99) or less and there is a less than 90% Persistency level from January 1, 2000 to January 1, 2003, then NO principal shall not be subject to reimbursement leaving Six Hundred Sixty-Seven Thousand Dollars and No Cents ($667,000.00) in principal due and payable to Unum, which shall accrue interest from May 1, 2003.

          i. New Premium shall mean annualized premiums based on new group business submitted and received by UNUM in the Home Office, sold by USI producers and designated by UNUM as a New Premium Case, in the time frames listed above and shall only be for the following products: UNUM Group Basic Accidental Death & Dismemberment, UNUM Group Life, UNUM Group Long Term Care, UNUM Long Term Income Protection, UNUM Short Term Income Protection, UNUM Short Term Disability - New York, UNUM Group Travel, UNUM Group Universal Life, UNUM Voluntary Group Accidental Death & Dismemberment - New York, or any new products introduced by the group benefits area.

          j. Persistency is defined as a fraction, the denominator of which is "Beginning In-force," as defined herein, and the numerator of which is "Year End Inforce," as defined herein. The resulting fraction shall be express as a percentage, rounded to the nearest hundredth of a percent.

          k. Beginning In-force shall mean the aggregate annualized product premium from cases that are in force on January 1 of the calendar production year, and on which a USI representative is the designated "Broker-of-Record," as defined herein.

          l. Year End In-Force shall mean "Beginning In-Force" minus the aggregate annualized product premium which is lost from Beginning In-Force during calendar year production year due to termination, cancellation, or other discontinuance of insurance, and excluding any new product premium produced in such calendar production year.

          m. Broker-of-Record shall mean the broker designated by the policyholder or contract holder and recognized by UNUM as entitled to receive commissions or service fees on a policy or contract to which this program applies.

     3. Reimbursable Principal Sum.
        --------------------------

          a. In the event that on or before May 1, 2003 USI has not produced sufficient New Premium amounts, the difference between the amounts not subject to reimbursement hereunder and the Principal Sum shall become due and payable on May 1, 2005 with interest thereon commencing on May 1, 2003 and payable in monthly installments of principal and interest to be set on May 1, 2003 at a rate per annum of 2% over the rate of interest publicly announced by SunTrust Bank, Chattanooga, N.A. or its successor, from time to time in Chattanooga, Tennessee as its "Base" or "Prime" rate, with payments due on the first business day of each month thereafter in an amount calculated to fully amortize the outstanding principal balance over a twenty-four (24) month period.

          b. In the event any monthly payment due and payable herein shall become overdue for a period in excess of ten (10) days, a charge of 4% of such overdue payment may be charged by Unum for the purpose of defraying the expense incident to handling such overdue payment. This provision shall not be deemed to excuse a late payment or be deemed a waiver of any other rights Unum may have including the right to declare the entire unpaid principal and interest due and payable.

     4. Conditions Precedent. Prior to closing, Unum shall have received from
        --------------------
USI's Senior Vice President and General Counsel, in form and content acceptable to Unum, the following:

          a. an internal memorandum confirming USI's good standing; and

          b. an internal memorandum confirming that the Agreement is valid and enforceable again USI according to its terms.

     5. Methods of Payment. Payments of principal and interest shall be payable
        ------------------
in lawful money of the United State of America and shall be delivered to UnumProvident Corporation, One Fountain Square, Chattanooga, Tennessee 37402,
Attention: Roger D. Wall, Vice President, National Marketing Organization, or such other location as Unum may designate from time to time.

     6. Prepayment. USI shall have the right to prepay the reimbursable amount
        ----------
in whole or in part, without penalty, plus accrued interest, at any time before May 1, 2005. All such prepayments will be applied upon installments of most remote maturity.

     7. Representations. USI hereby warrants and represents to Unum that:
        ---------------

          a. All necessary administrative and governmental approvals, if any, have been obtained regarding the transaction for which USI will use the proceeds of the payment hereunder.

          b. The execution, delivery and performance by USI of this Agreement, has been duly authorized by the necessary and appropriate parties and are within the corporate power of USI, and this Agreement is enforceable in accordance with its terms and will not result in a breach of any term or condition of USI's charter or by-laws or any indenture, mortgage, deed of trust, loan agreement or any other agreement to which USI is a party.

          c. USI's network of retail insurance brokerage companies are fully-licensed agencies under the laws of the state in which they are located and are corporations duly organized and validly existing under those laws.

          d. There are no proceedings, litigations, or investigations pending, or to the knowledge of USI threatened, against or affecting USI in or before any court, governmental authority, agency, arbitration board or tribunal that individually or in the aggregate involve the reasonable possibility of materially and adversely affecting the condition (financial or otherwise) of USI or the ability of USI to perform this Agreement.

          e. There has been no change in the business prospects, profits, property or condition (financial or otherwise) of USI in the last six months, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse.

          f. Financial statements were supplied to Unum by USI. USI understands that Unum has relied on such financial statements in making the advance hereunder, and such financial statements contain no material errors or omissions and correctly state the financial position of USI.

     8. Covenants. USI covenants that so long as the Principal Sum and any
        ---------
interest thereon is subject to reimbursement:

          a. USI shall furnish such financial information as, from time to time, Unum may request, including, but not limited to, certified financial statements on an annual basis.

          b. USI shall continue to be contracted with Unum to write the types of insurance for which it is presently contracted with Unum, subject to Unum's right to terminate any or all of the agency agreement(s) between USI and Unum or any of its affiliated companies, as provided in those agreements, at any time during the term of this Agreement. In the event of a termination of any agency agreement, USI and Unum agree that such terminated agency's production and persistency level for the prior periods will be credited through the Determination Date for the purpose of determining any reimbursement amount due to Unum under this Agreement.

          c. USI shall comply in all material aspects with the provisions of ERISA.

          d. USI shall not change its legal name or operate or do business under, as, or in any name other than the name represented in this Agreement without prior written notice to Unum.

     9. Events of Default. Upon the occurrence of any of the following events
        -----------------
("Events of Default"), and notwithstanding Unum's previous knowledge thereof, the principal unpaid balance of the Principal Sum, together with the interest thereon, shall become due and payable on demand of Unum without presentation, demand for payment, notice of dishonor, protest or notice of protest of any kind, all of which are hereby expressly waived by USI:

          a. Any default by USI in the payment, when due, of any part of the principal of or interest on the Principal Sum.

          b. Any warranty or representation by USI contained in this Agreement or in any instrument furnished in compliance with this Agreement is false or incorrect in any material respect.

          c. USI fails to perform or observe any covenant contained in this Agreement.

          d. USI fails to comply with any other provision of this Agreement and such failure continues for more than thirty (30) days after USI has knowledge or notice of such failure.

          e. USI shall (i) become insolvent or bankrupt, or cease, be unable, or admit in writing its inability to pay its debts as they mature, or make a general assignment for the benefit of, or enter into any composition or arrangement with, creditors; (ii) apply for, or consent (by admission of material allegations of a petition or otherwise) to the appointment of a custodian, receiver, trustee or liquidator of it or of a substantial part of its assets, or authorize such application or consent; (iii) permit or suffer proceedings seeking such appointment to be commenced against it without such authorization, consent or application; (iv) authorize or file a voluntary petition in bankruptcy or apply for or consent (by admission of material allegations of a petition or otherwise) to the application of any bankruptcy, reorganization, readjustment of debt, insolvency, dissolution, liquidation or other similar law of any jurisdiction, or authorize such application or consent; (v) permit or suffer proceedings to such end to be instituted against it without such authorization, application or consent; or (vi) permit or suffer all or any substantial part of its property to be sequestered or attached by court order.

          f. Any attachment, seizure, garnishment, or levy with respect to any property of USI by any creditor.

          g. USI's failure to remit payables consisting of collected insurance premiums to Unum or any of its affiliates in accordance with each such company's requirements.

          h. Any failure by USI to hold collected insurance premiums in trust for Unum or any of its affiliates in accordance with each such company's requirements.

     10. Remedies. Upon the occurrence of an Event of Default, and
         --------
notwithstanding Unum's previous knowledge thereof, Unum and any of its affiliates may without notice to USI:

          a. Take any action to enforce payment of the Principal Sum or performance of any of the covenants contained in this Agreement.

          b. Withhold and apply to amounts due Unum hereunder:

               (1) Insurance commissions due USI; and

               (2) Sums due USI earned through any excess commission or marketing support programs.

          c. USI will pay to Unum such amount as shall be sufficient to cover the cost and expense of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements, and any out-of-pocket costs and expenses of Unum incurred in connection with analyzing, evaluating, protecting, ascertaining, defending or enforcing any of its rights as set forth herein.

     11. Waiver. Neither the failure nor any delay on the part of USI or Unum to
         ------
exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.

     12. Benefits. This Agreement shall be binding upon and inure to the benefit
         --------
of USI and Unum, and their respective successors and assigns, and any subsidiaries or affiliates of either, whether now or hereafter formed.

     13. Construction. This Agreement shall be governed by and construed in
         ------------
accordance with the laws of the State of Tennessee. In the event any portion of this Agreement shall be unenforceable under the laws of the State of Tennessee, the remaining portion of this Agreement shall remain in effect.

     14. Notices. Any notices or communications required to be given hereunder
         -------
shall be in writing and sent postage prepaid, certified mail - return receipt requested - to the other part at the address on the first page of this Agreement or as designated by USI or Unum. Such notices shall be deemed delivered when sent. Each such notice shall be marked to the attention of "Vice President, National Marketing Organization" if to Unum and "President" if to USI.

     15. Rating, Underwriting and Marketing Practices. This Agreement and any
         --------------------------------------------
other documents related thereto ("these Agreements") are not contingent upon Unum's rating, underwriting or marketing practices. These Agreements do not expressly or impliedly obligate Unum to accept insurance business from USI that does not comply with Unum's rating, underwriting or marketing practices as they may exist and change from time to time during the term of these Agreements. USI agrees that changes in rating, underwriting or marketing practices may be made within Unum's sole discretion and that such changes shall not impair or in any way affect USI's obligations under these Agreements. USI also agrees that Unum may terminate any or all of the agency agreements between USI and Unum, or any of its affiliated companies, as provided in said agreements, at any time during the term of these Agreements and that such termination will not impair or in any way affect USI's obligations under this Agreement.

     16. Entire Agreement. This Agreement constitutes the entire agreement
         ----------------
between the parties relating to the matters contained herein and supersedes all previous communications, representations or agreements, either oral or written, with respect to the subject matter hereof. Any modification to this Agreement must be in writing and signed by authorized officers of both parties.

     17. Headings. The section headings herein are included for convenience only
         --------
and shall not be deemed to be a part of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of May 16, 2000.

UNUMPROVIDENT CORPORATION                   USI INSURANCE SERVICES CORP.
       ("Unum")                                      ("USI")


By:    /s/ Roger D. Wall                    By:    /s/ DAVID L. ESLICK
       -------------------------------             -----------------------------
Name:  Roger D. Wall                        Name:  DAVID L. ESLICK
Title: National Marketing Organization      Title: President & Coo